Document And Entity Information	12 Months Ended
Dec. 31, 2010
Entity Registrant Name	Primo Water Corp
Entity Central Index Key	0001365101
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Document Type	S-3
Amendment Flag	false
Document Period End Date	Dec 31, 2010

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash	$ 443	$ 0
Accounts receivable, net	6,605	1,888
Inventories	3,651	1,849
Prepaid expenses and other current assets	1,838	1,083
Total current assets	12,537	4,820
Bottles, net	2,505	1,997
Property and equipment, net	34,890	14,321
Intangible assets, net	11,039	1,077
Goodwill	77,415	0
Other assets	1,225	153
Total assets	139,611	22,368
Current liabilities:
Accounts payable	4,547	2,756
Accrued expenses and other current liabilities	2,923	4,144
Current portion of long-term debt, capital leases and notes payable	11	426
Total current liabilities	7,481	7,326
Long-term debt, capital leases and notes payable, net of current portion	17,945	14,403
Other long-term liabilities	748	1,048
Total liabilities	26,174	22,777
Stockholders' (deficit) equity
Common stock, $0.001 par value - 70,000 shares authorized, 1,453 and 19,021 shares issued and outstanding at December 31, 2009 and 2010, respectively	19	1
Additional paid-in capital	220,125	86,737
Common stock warrants	6,966	3,797
Accumulated deficit	(113,723)	(90,999)
Accumulated other comprehensive income	50	0
Total stockholders' (deficit) equity	113,437	(409)
Total liabilities and stockholders' (deficit) equity	139,611	22,368
Series A Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, $0.001 par value - 65,000 shares authorized	0	19
Series B Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, $0.001 par value - 65,000 shares authorized	0	23
Series C Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, $0.001 par value - 65,000 shares authorized	$ 0	$ 13

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Stockholders' (deficit) equity
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized (in shares)	70,000	70,000
Common stock, shares issued (in shares)	19,021	1,453
Common stock, shares outstanding (in shares)	19,021	1,453
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, shares authorized (in shares)	65,000	65,000
Series A Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, shares issued (in shares)	0	18,755
Preferred stock, shares outstanding (in shares)	0	18,755
Series B Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, shares issued (in shares)	0	23,280
Preferred stock, shares outstanding (in shares)	0	23,280
Series C Preferred Stock [Member]
Stockholders' (deficit) equity
Preferred stock, shares issued (in shares)	0	12,520
Preferred stock, shares outstanding (in shares)	0	12,520

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Net sales	$ 44,607	$ 46,981	$ 34,647
Operating costs and expenses:
Cost of sales	34,213	38,771	30,776
Selling, general and administrative expenses	12,621	9,922	13,791
Acquisition-related costs	2,491	0	0
Depreciation and amortization	4,759	4,205	3,618
Total operating costs and expenses	54,084	52,898	48,185
Loss from operations	(9,477)	(5,917)	(13,538)
Interest expense	(3,431)	(2,258)	(153)
Other income, net	15	1	83
Loss from continuing operations before income taxes	(12,893)	(8,174)	(13,608)
Provision for income taxes	0	0	0
Loss from continuing operations	(12,893)	(8,174)	(13,608)
Loss from discontinued operations, net of income taxes	0	(3,650)	(5,738)
Net loss	(12,893)	(11,824)	(19,346)
Preferred dividends, beneficial conversion and warrant modification charges	(9,831)	(3,042)	(19,875)
Net loss attributable to common shareholders	$ (22,724)	$ (14,866)	$ (39,221)
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders (in dollars per share)	$ (5.81)	$ (7.72)	$ (23.06)
Loss from discontinued operations attributable to common shareholders (in dollars per share)	$ 0	$ (2.51)	$ (3.96)
Net loss attributable to common shareholders (in dollars per share)	$ (5.81)	$ (10.23)	$ (27.02)
Basic and diluted weighted average common shares outstanding (in shares)	3,910	1,453	1,452

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (USD $) In Thousands, unless otherwise specified	Common Stock [Member]	Series A Preferred Stock [Member]	Series B Preferred Stock [Member]	Series C Preferred Stock [Member]	Preferred Stock Subscriptions Receivable [Member]	Additional Paid-in Capital [Member]	Common Stock Warrants [Member]	Accumulated Other Comprehensive Income [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2007	$ 1	$ 19	$ 23	$ 5	$ (489)	$ 49,786	$ 3,433	$ 0	$ (34,862)	$ 17,916
Balance (in shares) at Dec. 31, 2007	1,452	18,755	23,280	4,515
Increase (Decrease) in Partners' Capital [Roll Forward]
Exercise of stock options	0	0	0	0	0	12	0	0	0	12
Exercise of stock options (in shares)	1
Warrants attached to Series C Preferred Stock	0	0	0	0	0	0	320	0	0	320
Warrants issued	0	0	0	0	0	0	44	0	0	44
Stock-based compensation expense, net of forfeitures	0	0	0	0	0	276	0	0	0	276
Issuance of preferred stock, Series C	0	0	0	8	489	18,735	0	0	0	19,232
Issuance of preferred stock, Series C (in shares)				8,005
Beneficial conversion feature of Series C Preferred Stock	0	0	0	0	0	17,548	0	0	(17,548)	0
Preferred stock dividends accrued	0	0	0	0	0	0	0	0	(2,327)	(2,327)
Comprehensive income (loss)
Net loss	0	0	0	0	0	0	0	0	(19,346)	(19,346)
Balance at Dec. 31, 2008	1	19	23	13	0	86,357	3,797	0	(74,083)	16,127
Balance (in shares) at Dec. 31, 2008	1,453	18,755	23,280	12,520
Increase (Decrease) in Partners' Capital [Roll Forward]
Exercise of stock options	0	0	0	0	0	2	0	0	0	2
Stock-based compensation expense, net of forfeitures	0	0	0	0	0	378	0	0	0	378
Dividend of subsidiary stock	0	0	0	0	0	0	0	0	(2,050)	(2,050)
Comprehensive income (loss)
Net loss	0	0	0	0	0	0	0	0	(11,824)	(11,824)
Balance at Dec. 31, 2009	1	19	23	13	0	86,737	3,797	0	(90,999)	(409)
Balance (in shares) at Dec. 31, 2009	1,453	18,755	23,280	12,520
Increase (Decrease) in Partners' Capital [Roll Forward]
Exercise of stock options	0	0	0	0	0	65	0	0	0	65
Exercise of stock options (in shares)	6
Stock-based compensation expense, net of forfeitures	0	0	0	0	0	685	0	0	0	685
Restricted stock vesting	0	0	0	0	0	150	0	0	0	150
Restricted stock vesting (in shares)	12
Issuance of common stock, net of issuance costs	10	0	0	0	0	104,079	0	0	0	104,089
Issuance of common stock, net of issuance costs (in shares)	9,583
Issuance of common stock in connection with the acquisition	3	0	0	0	0	34,618	0	0	0	34,621
Issuance of common stock in connection with the acquisition (in shares)	2,588
Beneficial conversion feature of Series B Preferred Stock	0	0	0	0	0	2,933	0	0	(2,933)	0
Beneficial conversion feature of Series C Preferred Stock	0	0	0	0	0	2,404			(2,404)	0
Conversion of Series A Preferred Stock	2	(19)	0	0	0	17	0	0	0	0
Conversion of Series A Preferred Stock (in shares)	1,797	(18,755)
Conversion of Series B Preferred Stock	1	0	(12)	0	0	11	0	0	0	0
Conversion of Series B Preferred Stock (in shares)	1,078		(11,640)
Conversion of Series C Preferred Stock	2	0	0	(13)	0	11	0	0	0	0
Conversion of Series C Preferred Stock (in shares)	2,504			(12,520)
Redemption of Series B Preferred Stock	0	0	(11)	0	0	(11,629)	0	0	0	(11,640)
Redemption of Series B Preferred Stock (in shares)			(11,640)
Warrant modification charges	0	0	0	0	0	0	2,491	0	(2,491)	0
Subordinated debt warrants	0	0	0	0	0	0	722	0	0	722
Warrant expiration	0	0	0	0	0	44	(44)	0	0	0
Preferred stock dividends accrued	0	0	0	0	0	0	0	0	(2,003)	(2,003)
Comprehensive income (loss)
Net loss	0	0	0	0	0	0	0	0	(12,893)	(12,893)
Foreign currency translation adjustment, net	0	0	0	0	0	0	0	50	0	50
Total comprehensive income (loss)	0	0	0	0	0	0	0	0	0	(12,843)
Balance at Dec. 31, 2010	$ 19	$ 0	$ 0	$ 0	$ 0	$ 220,125	$ 6,966	$ 50	$ (113,723)	$ 113,437
Balance (in shares) at Dec. 31, 2010	19,021

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net loss	$ (12,893)	$ (11,824)	$ (19,346)
Less: Loss from discontinued operations	0	(3,650)	(5,738)
Loss from continuing operations	(12,893)	(8,174)	(13,608)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	4,759	4,205	3,618
Stock-based compensation expense	685	298	259
Non-cash interest expense	1,162	696	26
Bad debt expense	67	153	139
Other	(10)	15	120
Changes in operating assets and liabilities:
Accounts receivable	(1,891)	1,164	(1,943)
Inventories	(1,202)	969	(1,277)
Prepaid expenses and other assets	(518)	(782)	(93)
Accounts payable	1,539	198	1,140
Accrued expenses and other liabilities	431	(714)	(213)
Net cash used in operating activities	(7,871)	(1,972)	(11,832)
Investing activities
Purchases of property and equipment	(4,938)	(1,589)	(8,331)
Purchases of bottles, net of disposals	(1,480)	(835)	(1,089)
Proceeds from the sale of property and equipment	0	22	24
Acquisition of Refill Business	(74,474)	0	0
Additions to and acquisitions of intangible assets	(75)	(48)	(232)
Net cash used in investing activities	(80,967)	(2,450)	(9,628)
Financing activities
Net borrowings from (payments on) revolving line of credit	489	(6,580)	7,004
Issuance of long term debt	33,668	20,350	0
Long term debt payments	(31,668)	0	0
Note payable and capital lease payments	(8)	(5,353)	(13)
Debt issuance costs	(1,453)	(636)	(134)
Net change in book overdraft	0	(147)	266
Proceeds from sale of common stock, net of issuance costs	104,194	0	0
Prepaid equity issuance costs	0	(105)	0
Proceeds from exercise of stock options	65	2	13
Redemption of preferred stock	(11,640)	0	0
Net proceeds from issuance of preferred stock	0	0	19,552
Dividends paid	(4,370)	(1,257)	(2,327)
Net cash provided by financing activities	89,277	6,274	24,361
Net increase in cash from continuing operations	439	1,852	2,901
Cash, beginning of period	0	516	5,776
Effect of exchange rate changes on cash	4	0	0
Cash used in discontinued operations from:
Operating Activities	0	(1,514)	(6,764)
Investing Activities	0	(41)	(1,194)
Financing Activities	0	(813)	(203)
Cash used in discontinued operations	0	(2,368)	(8,161)
Cash, end of period	$ 443	$ 0	$ 516

Description of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business and Significant Accounting Policies [Abstract]
Description of Business and Significant Accounting Policies
1. Description of Business and Significant Accounting Policies

Business

Primo Water Corporation (together with its consolidated subsidiaries, “Primo”, “we”, “our”, the “Company”) is a rapidly growing provider of three- and five-gallon purified bottled water, self-serve filtered drinking water and water dispensers sold through major retailers in the United States and Canada.

Initial Public Offering and Acquisition

On November 10, 2010, we completed the initial public offering of 8,333 shares of our common stock at a price of $12.00 per share. In addition on November 18, 2010, the Company issued an additional 1,250 shares upon the exercise of the over-allotment option by the underwriters of its IPO. The net proceeds of the IPO after deducting underwriting discounts and commissions were approximately $106,900.

On November 10, 2010, we acquired certain assets of Culligan Store Solutions, LLC and Culligan of Canada, Ltd. (the “Refill Business” or “Refill Acquisition”) pursuant to an Asset Purchase Agreement dated June 1, 2010 (the “Asset Purchase Agreement”). The total purchase price for the Refill Business was approximately $109,095 (including the working capital adjustment), which was paid with $74,474 in proceeds from the IPO and $34,621 from the issuance of approximately 2,588 common shares at an average price of $13.38 per share on November 10, 2010.

In addition to the acquisition of the Refill Business, we used the proceeds of our IPO along with $15,000 in borrowings under our new senior revolving credit facility to: (i) repay the outstanding borrowings under our prior senior loan agreement of approximately $7,900; (ii) repay subordinated debt and accrued interest of approximately $18,700; (iii) redeem 50% of the outstanding Series B preferred stock along with all unpaid and accrued dividends totaling approximately $15,800; and (iv) to pay fees and expenses of approximately $5,000 in connection with all of the foregoing items.

Principles of Consolidation

Our consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany amounts and transactions have been eliminated in consolidation. Our consolidated statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions used to determine certain amounts that affect the financial statements are reasonable, based on information available at the time they are made. To the extent there are material differences between these estimates and actual results, our consolidated financial statements may be affected. Some of the more significant estimates include allowances for doubtful accounts, valuation of inventories, depreciation, valuation of intangible assets, valuation of deferred taxes and allowance for sales returns.

Revenue Recognition

Revenue is recognized for the sale of three- and five-gallon purified bottled water upon either the delivery of inventory to the retail store or the purchase by the consumer. Revenue is either recognized as an exchange transaction (where a discount is provided on the purchase of a three- or five-gallon bottle of purified water for the return of an empty three- or five-gallon bottle) or a non-exchange transaction. Revenues on exchange transactions are recognized net of the exchange discount. Self-serve filtered water revenue is recognized at the time the water is filtered which is measured by the water dispensing equipment meter.

Our water dispensers are sold primarily through a direct-import model, where we recognize revenue when title is transferred to our retail customers. We have no contractual obligation to accept returns of water dispensers nor do we guarantee water dispenser sales. However, we will at times accept returns or issue credits for water dispensers that have manufacturer defects or that were damaged in transit. Revenues of water dispensers are recognized net of an estimated allowance for returns using an average return rate based upon historical experience.

In addition, we offer certain incentives such as coupons and rebates that are netted against and reduce net sales in the consolidated statements of operations. With the purchase of certain of our water dispensers we include a coupon for a free three- or five-gallon bottle of water. No revenue is recognized with respect to the redemption of the coupon for a free three-and five-gallon bottle of water and the estimated cost of the three- and five-gallon bottle of water is included in cost of sales.

Cash and Cash Equivalents

All highly liquid investments with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Accounts Receivable

All trade accounts receivable are due from customers located within the United States and Canada. We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. Accounts receivable, net includes allowances for doubtful accounts of approximately $112 and $244 at December 31, 2009 and 2010, respectively. The allowance for doubtful accounts is based on a review of specifically identified accounts in addition to an overall aging analysis. Judgments are made with respect to the collectability of accounts receivable based on historical experience and current economic trends. Actual losses could differ from those estimates.

	Beginning Balance	Amounts Charged to Revenues, Costs or Expense	Amounts Charged to Other Accounts(a)	Deductions	Ending Balance
December 31, 2008	$304	139	-	(18)	$425
December 31, 2009	$425	166	-	(479)	$112
December 31, 2010	$112	67	174	(109)	$244

(a)	Includes adjustments related to our acquisition of the Refill Business.

Prepaid and other current assets

Prepaid and other current assets consist primarily of amounts due from one of our international water dispenser manufacturers. The amounts due are related to costs and charges for returns on defective water dispensers that the manufacturer guaranteed under the terms our agreement.

Inventories

Our inventories consist primarily of finished goods and are valued at the lower of cost or realizable value, with cost determined using the first-in, first-out (FIFO) method. Miscellaneous selling supplies such as labels are expensed when incurred.

Bottles

Bottles consist of three- and five- gallon refillable polycarbonate bottles used in our exchange business and are stated at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of three years.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. For internally developed software, certain costs during the application development stage and related to upgrades and enhancements that provide additional functionality are capitalized and amortized over the estimated useful life of the software. The vending equipment is depreciated using an estimated salvage value of 25%. Depreciation and amortization is generally calculated using straight-line methods over estimated useful lives that range from two to 10 years.

The Company incurs maintenance costs on its major equipment. Maintenance, repair and minor refurbishment costs are charged to expense as incurred, while additions, renewals, and improvements are capitalized.

Goodwill and Intangible Assets

We classify intangible assets into three categories: (1) intangible assets with definite lives subject to amortization, (2) intangible assets with indefinite lives not subject to amortization and (3) goodwill. We determine the useful lives of our identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors we consider when determining useful lives include the contractual term of any agreement related to the asset, the historical performance of the asset, the Company's long-term strategy for using the asset, any laws or other local regulations which could impact the useful life of the asset, and other economic factors, including competition and specific market conditions. Intangible assets that are deemed to have definite lives are amortized, primarily on a straight-line basis, over their useful lives.

We test intangible assets determined to have indefinite useful lives, including trademarks and goodwill, for impairment annually, or more frequently if events or circumstances indicate that assets might be impaired. Our Company performs these annual impairment reviews as of the first day of our fourth quarter. The goodwill impairment test consists of a two-step process, if necessary. The first step involves a comparison of the fair value of a reporting unit to its carrying value. The fair value is estimated based on a number of factors including operating results, business plans and future cash flows. If the carrying amount of the reporting unit exceeds its fair value, the second step of the process is performed which compares the implied value of the reporting unit goodwill with the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. No impairment charge was considered necessary at December 31, 2010. For indefinite-lived intangible assets, other than goodwill, if the carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to that excess.

Long-Lived Assets

We review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset at the date it is tested for recoverability, whether in use or under development. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value. We recorded an impairment charge in 2008 of $98 reflected in selling, general and administrative expenses in the statement of operations, related to display racks no longer in use and to be disposed.

Fair Value Measurements

Effective January 1, 2008, we adopted Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, for financial assets and liabilities. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosures about fair value measurements. The adoption of ASC 820 did not have a material impact on the Company's consolidated financial condition or results of operations.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also describes three levels of inputs that may be used to measure fair value:

●	Level 1 - quoted prices in active markets for identical assets and liabilities.

●	Level 2 - observable inputs other than quoted prices in active markets for identical assets and liabilities.

●	Level 3 - unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions.

The following is a reconciliation of the common stock warrants, which were measured at fair value on a recurring basis using significant unobservable inputs (Level 3 inputs):

Balance at January 1, 2009	$-
Initial Fair Value	600
Balance at December 31, 2009	600
Total (gains) losses recognized	(14)
Initial Fair Value	137
Fair Value transferred to stockholders' equity	(723)
Balance at December 31, 2010	$-

The fair value of the warrants was initially included in other long-term liabilities in the consolidated balance sheet based upon estimated fair value as adjusted periodically until such time that the exercise price became fixed at the IPO date, at which time the then fair value was reclassified as a component of stockholders' equity (deficit). In connection with our IPO the exercise price per share of the warrants was fixed at $9.60, or 80% of the IPO price per share of our common stock.

The carrying amounts of the Company's financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable, and other accrued expenses, approximate their fair values due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of long-term debt, capital leases and notes payable approximates fair value.

Advertising Costs

Costs incurred for producing and distributing advertising and advertising materials are expensed when incurred. Advertising costs totaled approximately $717, $270 and $296 for 2008, 2009 and 2010, respectively, and are included in selling, general, and administrative expenses.

Beneficial Conversion Charges

Our Series C Preferred Stock (“Series C”) was convertible into common stock and was issued with an adjustable conversion feature, which was based upon consolidated revenue for the year ending December 31, 2008 with a conversion price ranging from $13.04 to $25.04 per common equivalent share. A beneficial conversion charge is measured as the difference between the initial price of $25.04 per share and the conversion price at December 31, 2008 of $13.04 per share. At December 31, 2008 we recorded a beneficial conversion charge (also referred to as a deemed dividend) of approximately $17,500 related to the adjustment in the conversion price of the Series C convertible preferred stock, based upon consolidated revenues for the year ending December 31, 2008. The beneficial conversion charge for equity instruments is recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

In 2010, the conversion ratio of Series C was amended thus creating a contingent beneficial conversion that was measured and recorded at the time the contingency was removed, or at the time the IPO price per share was known and less than $13.04 per share. With the IPO per share price of $12.00, the Company recorded a beneficial conversion charge related to the Series C of $2,404. The charge was recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

In 2010, our Series B Preferred Stock (“Series B”) was amended to provide for the mandatory conversion of at least 50% of Series B into common stock at a conversion ratio calculated by dividing the liquidation preference of Series B by 90% of the greater of the IPO price and $10.44. This amendment also created a contingent beneficial conversion that was measured at the time of the IPO. The Company recorded a beneficial conversion charge related to the Series B of $2,933. The charge was recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

Concentrations of Risk

Our principal financial instruments subject to potential concentration of credit risk are cash and cash equivalents, trade receivables, accounts payable and accrued expenses. We invest our funds in a highly rated institution and believe the financial risks associated with cash and cash equivalents are minimal. At December 31, 2009 and 2010, approximately $0 and $441, respectively, of our cash on deposit exceeded the insured limits.

We perform ongoing credit evaluations of our customers' financial condition and maintain allowances for doubtful accounts that we believe are sufficient to provide for losses that may be sustained on realization of accounts receivable. We had two customers that accounted for approximately 42% and 21% in 2008; three customers that accounted for approximately 33%, 19% and 15% of sales in 2009; and two customers that accounted for approximately 37% and 21% of sales in 2010. We had one customer with a balance that accounted for approximately 21% of total trade receivables at December 31, 2009 and two customers that accounted for approximately 35% and 12% of total trade receivables at December 31, 2010.

Basic and Diluted Net loss Per Share

Net loss per share has been computed using the weighted average number of shares of common stock outstanding during each period. Diluted amounts per share include the dilutive impact, if any, of the Company's outstanding potential common shares, such as options and warrants and convertible preferred stock. Potential common shares that are anti-dilutive are excluded from the calculation of diluted net loss per common share.

For the years ended December 31, 2008, 2009 and 2010, stock options, unvested shares of restricted stock and warrants with respect to an aggregate of 142, 139 and 430 shares, as well as 3,626, 4,101 and 3,700 shares of convertible preferred stock, have been excluded from the computation of the number of shares used in the diluted earnings per share, respectively. These shares have been excluded because the Company incurred a net loss for each of these periods and their inclusion would be anti-dilutive.

Income Taxes

We account for income taxes using the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent that utilization is not presently more likely than not.

As required by ASC 740-10, we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

Cumulative Translation Adjustment and Foreign Currency Transactions

The local currency of our operation in Canada is considered to be the functional currency. Assets and liabilities of the Canada subsidiary are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rate prevailing throughout the period. The effects of unrealized exchange rate fluctuations on translating foreign currency assets and liabilities into U.S. dollars are accumulated as the cumulative translation adjustment included in accumulated other comprehensive income (loss) in members' equity. Realized gains and losses on foreign currency transactions are included in the statement of operations.

Recent Accounting Pronouncements

In December 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-28 - When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. This update provides amendments to ASC Topic 350 - Intangibles, Goodwill and Other that requires an entity to perform Step 2 impairment test even if a reporting unit has zero or negative carrying amount. The first step is to identify potential impairments by comparing the estimated fair value of a reporting unit to its carrying value, including goodwill. If the carrying value of a reporting unit exceeds the estimated fair value, a second step is performed to measure the amount of impairment, if any. The second step is to determine the implied fair value of the reporting unit's goodwill, measured in the same manner as goodwill is recognized in a business combination, and compare that amount with the carrying amount of the goodwill. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. ASU No. 2010-28 is effective beginning January 1, 2011. As a result of this standard, goodwill impairments may be reported sooner than under current practice. We do not expect ASU No. 2010-28 to have a material impact on our consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, which contains updated accounting guidance to clarify the acquisition date that should be used for reporting pro forma financial information when comparative financial statements are issued. This update requires that a company should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This update also requires disclosure of the nature and amount of material, nonrecurring pro forma adjustments. The provisions of this update, which are to be applied prospectively, are effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. The impact of this update on the Company's consolidated financial statements will depend on the size and nature of future business combinations.

Bottles	12 Months Ended
Dec. 31, 2010
Bottles, net [Abstract]
Bottles
2. Bottles

Bottles are summarized as follows at December 31:

	2009	2010
Cost	$2,637	$3,225
Less accumulated depreciation	(640)	(720)
	$1,997	$2,505

Depreciation expense for bottles was approximately $853, $907 and $971 in 2008, 2009 and 2010, respectively.

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment [Abstract]
Property and Equipment
3. Property and Equipment

Property and equipment is summarized as follows at December 31:

	2009	2010
Leasehold improvements	$72	$75
Machinery and equipment	3,640	4,526
Vending equipment	-	19,169
Racks and display panels	12,389	15,816
Office furniture and equipment	218	225
Software and computer equipment	2,770	3,076
Transportation racks	4,039	4,170
	23,128	47,057
Less accumulated depreciation and amortization	(8,807)	(12,167)
	$14,321	$34,890

Depreciation expense for property and equipment was approximately $2,223, $2,897 and $3,371 in 2008, 2009 and 2010, respectively.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets
4. Goodwill and Intangible Assets

The changes in the carrying amount of goodwill as summarized as follows:

Balance at December 31, 2009	$-
Acquisition of Refill Business	77,382
Effect of foreign currency translation	33
Balance at December 31, 2010	$77,415

Goodwill relates to the acquisition of the Refill Business and represents the excess of acquisition cost over the fair value of net assets acquired.

Intangible assets are summarized as follows:

	December 31, 2009		December 31, 2010
	Gross Carrying	Accumulated	Gross Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Amortized intangible assets:
Customer relationships	$2,985	$(2,089)	$13,289	$(2,484)
Patent costs	71	(36)	121	(58)
	3,056	(2,125)	13,410	(2,542)
Unamortized intangible assets:
Trademarks	146	-	171	-
Total	$3,202	$(2,125)	$13,581	$(2,542)

Intangible assets consist of customer relationships, patents, and trademarks. Patent costs are amortized using a straight-line basis over estimated lives of three years, while customer relationships are amortized on an either an accelerated or straight-line basis over an estimated useful life ranging from 10 to 15 years. In 2010, we acquired customer relationships related to the Refill Business totaling $10,300 that have a useful life of 15 years.

Amortization expense for intangible assets was approximately $542, $401 and $417, respectively, in 2008, 2009 and 2010, respectively. Amortization expense related to intangible assets, which is an estimate for each future year and subject to change, is as follows:

2011	$910
2012	859
2013	807
2014	764
2015	743
2016 and thereafter	6,785
Total	$10,868

Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2010
Accrued expenses and other current liabilities [Abstract]
Accrued expenses and other current liabilities
5. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities are summarized as follows:

	December 31, 2009	December 31, 2010
Dividends payable	$2,367	$-
Accrued payroll and related items	184	968
Accrued severance	-	370
Accrued professional and other expenses	580	829
Accrued interest	107	6
Accrued sales tax payable	534	173
Accrued advertising	-	-
Accrued receipts not invoiced	182	207
Other	190	370
	$4,144	$2,923

Long-Term Debt, Capital Leases and Notes	12 Months Ended
Dec. 31, 2010
Long-Term Debt, Capital Leases and Notes [Abstract]
Long-Term Debt, Capital Leases and Notes
6. Long-Term Debt, Capital Leases and Notes

Long-term debt, capital leases and notes payable are summarized as follows at December 31:

	December 31, 2009	December 31, 2010
Senior revolving credit facility	$-	$17,912
Senior loan agreement	423	-
Subordinated convertible notes payable, net of original issue discount	14,400	-
Notes payable and capital leases	6	44
	14,829	17,956
Less current portion	(426)	(11)
Long-term debt, notes payable and capital leases, net of current portion	$14,403	$17,945

On November 10, 2010, we closed our IPO and entered into a $40,000 senior revolving credit facility with Wells Fargo Bank, National Association, Bank of America, N.A. and Branch Banking & Trust Company (“Senior Revolving Credit Facility”) that replaced our Senior Loan Agreement (as defined below). The Senior Revolving Credit Facility has a three-year term and is secured by substantially all of the assets of the Company.

Interest on the outstanding borrowings under the Senior Revolving Credit Facility is payable at our option at either a floating base rate plus an interest rate spread or a floating rate of LIBOR plus an interest rate spread. Both the interest rate spreads and the commitment fee rate are determined from a pricing grid based on our total leverage ratio. The Senior Revolving Credit Facility also provides for letters of credit issued to our vendors, which reduce the amount available for cash borrowings. We are required to pay a commitment fee on the unused amounts of the commitments under the Senior Revolving Credit Facility. At December 31, 2010, the base rate and floating LIBOR borrowings outstanding were $2,912 and $15,000, respectively, at interest rates of 5.25% and 3.27%, respectively. At December 31, 2010, there were no outstanding letters of credit under the Senior Revolving Credit Facility. The availability under the Senior Revolving Credit Facility was approximately $10,000, based upon the maximum leverage ratio allowed at December 31, 2010.

The Senior Revolving Credit Facility contains various restrictive covenants and the following financial covenants: (i) a maximum total leverage ratio that is initially set at 3.5 to 1.0 and step downs to 2.5 to 1.0 for the quarter ending December 31, 2011; (ii) a minimum EBITDA threshold initially set at $6,500 for the quarter ended December 31, 2010 and increasing for the two quarters thereafter; (iii) a minimum interest coverage ratio of 3.0 to 1.0 beginning with the quarter ended September 30, 2011; and (iv) a maximum amount of capital expenditures of $6.0 million for the period from closing to December 31, 2010 and increasing to $25.0 million for the year ending December 31, 2011. At December 31, 2010, the Company is in compliance with all the terms and conditions of the Senior Revolving Credit Facility.

In June 2005, we entered into a Loan and Security Agreement that was amended in April 2006, April 2007, June 2008, January 2009, December 2009 and June 2010 (the “Senior Loan Agreement”) pursuant to which the bank originally provided a $25,000 revolving loan commitment (the “Revolver”). In June 2008, the Revolver commitment was reduced to $20,000 and it was subsequently reduced further to $10,000 in January 2009. The Revolver was subject to certain borrowing base restrictions based on eligible accounts receivable, eligible inventory less reserves, and the aggregate face amount of undrawn trade letters of credit of which the Company is the beneficiary. The Revolver also provided for letters of credit issued to our vendors, which reduced the amount available for cash borrowings. The Seventh Amendment to the Senior Loan Agreement extended the term of the agreement to January 30, 2011, allowed for up to a $3,000 over-advance, which was guaranteed by our CEO, and amended the agreement's financial covenants. At December 31, 2009, there were outstanding letters of credit under the Revolver totaling approximately $371.

Interest on the outstanding borrowings under the Revolver was payable quarterly at the option of the Company at (i) the LIBOR Market Index Rate (“LMIR”) plus the applicable margin or (ii) the greater of (a) the federal funds rate plus .50% or (b) the bank's prime rate plus in either case the applicable margin. At December 31, 2009, the interest rate on the outstanding balance on the Revolver was based on the bank's prime rate plus 2.50% (5.75% at December 31, 2009).

In December 2009 and September 2010, we issued Subordinated Convertible Promissory Notes (“Notes”) that had a total face value of $15,000 and $3,418, respectively, and were subordinated to borrowings under the Senior Loan Agreement. The September 2010 Notes related to borrowings outstanding at September 30, 2010 were closed in October 2010. The Notes paid quarterly interest at 14% and were paid in full in November 2010 using the proceeds from our IPO and closing of the Senior Revolving Credit Facility.

The Notes were accompanied by detachable warrants with a value at issuance equal to 4% of the face amount of the corresponding Notes. The total number of shares of common stock issuable under the warrants is 131. The initial fair value of the warrants was $737, of which $137 is attributable to the Notes issued in the third quarter of 2010, and resulted in an original issue discount on the Notes that was amortized into interest expense over the term of the Notes with the unamortized balance being expensed when the Notes were paid in full in November 2010. The fair value of the warrants was initially included in other long-term liabilities in the consolidated balance sheet based upon estimated fair value as adjusted periodically until such time that the exercise price became fixed at the IPO date, at which time the then fair value was reclassified as a component of stockholders' equity (deficit). In connection with our IPO the exercise price per share of the warrants was fixed at $9.60, or 80% of the initial public offering price per share of our common stock.

In January 2009, we entered into a Loan and Security Agreement with our primary bank that was subordinated to the Senior Loan Agreement (the “Prior Subordinated Loan Agreement”), pursuant to which a $10,000 term loan was provided (the “Prior Subordinated Loan”). The bank acted as syndication agent and provided $4,100 of the facility. Twelve existing investors in the Company (including our CEO and CFO) funded the $5,900 balance of the facility. The proceeds of the Prior Subordinated Loan Agreement were used to repay the then outstanding balance on the Revolver and for working capital purposes. Interest on the Prior Subordinated Loan was at the bank's prime rate plus 10.0%, payable monthly. The Prior Subordinated Loan had an original maturity of January 6, 2010; however, the balance was paid in full in December 2009. In connection with the Prior Subordinated Loan the Company paid fees totaling approximately $575, which were deferred and amortized as a component of interest expense.

In June 2010, we entered into two notes for the purchase of delivery vehicles in our Company operations totaling $46. The notes bear interest at 4.90% and are payable in 60 monthly installments of approximately $0.9.

The aggregate future maturities of long-term debt, capital leases and notes payable as of December 31, 2010 are as follows:

2011	$11
2012	9
2013	17,921
2014	10
2015	5
17,956
Less: amounts representing interest	-
$17,956

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity
7. Stockholders' Equity

The Board of Directors and stockholders approved the Fifth Amended and Restated Certificate of Incorporation (“Revised Charter”) that effected a 1-for-10.435 reverse stock split of all the outstanding shares of common stock and a proportional adjustment to the existing conversion ratios for each series of preferred stock and provides that the authorized capital stock consists of (1) 70,000 shares of common stock, $0.001 par value per share and (2) 65,000 shares of preferred stock, $0.001 par value per share. Accordingly, all common share and per common share amounts for all periods presented in these consolidated financial statements and notes thereto, have been adjusted retroactively, where applicable, to reflect this reverse stock split and adjustment of the preferred stock conversion ratios.

The Revised Charter became effective in connection with the closing of our IPO. The Revised Charter resulted in the following in connection with the IPO: (i) the mandatory conversion of the Series A preferred stock (“Series A”) into common stock at a conversion ratio of approximately 1:0.0960, (ii) the mandatory conversion of the Series C preferred stock (“Series C”) into shares of common stock at a conversion ratio of approximately 1:0.2000 based upon the IPO price per share of $12.00, (iii) the mandatory conversion of at least 50% of the Series B preferred stock (“Series B”) into common stock at a conversion ratio of approximately 1:0.0926, calculated by dividing the liquidation preference of the Series B by 90% of IPO price of $12.00, (iv) the repurchase of the balance of the outstanding shares of the Series B within 30 days following the IPO for $1.00 per share, and (v) payment of accrued and unpaid dividends on the Series B within 30 days following the IPO.

Preferred Stock

Upon closing of our IPO 18,755 shares of the Series A were converted into shares of common stock at a conversion ratio of approximately 1:0.0960.

Upon the closing of the IPO, 50% of the then outstanding 23,280 shares of the Series B were converted into common stock at a conversion ratio of approximately 1:0.0926, calculated by dividing the liquidation preference of the Series B by 90% of IPO price of $12.00, with the remaining 50% of the Series B being repurchased for $1.00 per share. The conversion of the Series B at 90% of the IPO price created a beneficial conversion charge of approximately $2,900 at the time of the IPO. The beneficial conversion charge or deemed dividend was recorded to additional paid in capital with no effect on total stockholders' equity, but increased the net loss attributable to common stockholders in the fourth quarter of 2010.

In December 2009, all payment of dividends on the Series B was suspended and in January 2010 the dividends began to accrue at 10%. Series B dividends paid during the years ended December 31, 2009 and 2010, were $1,257 and $4,370, respectively. At December 31, 2009, the accrued and unpaid dividends were $2,367. Upon the closing of the IPO all accrued and unpaid dividends were paid.

Upon the closing of the IPO the then outstanding 12,520 shares of the Series C were converted into shares of common stock at a conversion ratio of approximately 1:0.2000 based upon the IPO price per share of $12.00. With the Revised Charter the conversion ratio for the Series C was adjusted from the original amount based upon $13.04 per share to an amount based upon the greater of $10.44 or the IPO price. This adjustment created a contingent beneficial conversion upon the closing of our IPO and conversion of the Series C. The beneficial conversion charge related to the conversion of the Series C preferred stock at the IPO price of $12.00 per share was approximately $2,400. The beneficial conversion charge or deemed dividend was recorded to additional paid in capital with no effect on total stockholders' equity, but increased the net loss attributable to common stockholders in the fourth quarter of 2010.

In connection with the amendments to the Revised Charter, we also modified the terms of common stock warrants for the aggregate purchase of 716 shares of common stock, originally issued to the purchasers of the Series B and Series C, to remove a provision that accelerated the termination of the warrants' exercise period upon the consummation of an IPO. The warrants will now expire on the date such warrants would have otherwise expired absent the IPO. At the time of the modification, a charge of approximately $2,300, the change in the estimated fair value immediately before and after the modification, as determined using the Black-Scholes pricing model, was recorded to accumulated deficit with no effect on total stockholders' equity, but increased the net loss attributable to common stockholders for 2010.

In addition, in October 2010, we reduced the exercise price of the warrants issued to the holders of the Series C from $20.66 to $13.04. At the time of the modification a charge of approximately $175 was recorded to additional paid in capital with no effect on total stockholders' equity, but increased the net loss attributable to common stockholders in the fourth quarter of 2010.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation
8. Stock-Based Compensation

2004 Stock Plan

In 2004, our Board of Directors adopted the Primo Water Corporation 2004 Stock Plan (the “2004 Plan”) for employees, including officers, non-employee directors and non-employee consultants. The Plan provides for the issue of incentive or nonqualified stock options and restricted common stock. The Company has reserved 431 shares of common stock for issuance under the Plan. The Company does not intend to issue any additional awards under the 2004 Plan; however, all outstanding awards will remain in effect and will continue to be governed by their existing terms.

2010 Omnibus Long-Term Incentive Plan

In April 2010, our stockholders adopted the 2010 Omnibus Long-Term Incentive Plan (the “2010 Plan”). The 2010 Plan is limited to employees, officers, non-employee directors, consultants and advisors. The 2010 Plan provides for the issuance of incentive or nonqualified stock options, restricted stock, stock appreciation rights, restricted stock units, cash- or stock-based performance awards and other stock-based awards. The Company has reserved 719 shares of common stock for issuance under the 2010 Plan.

Stock Option Activity

We measure the fair value of each stock option grant at the date of grant using a Black-Scholes option pricing model. The weighted-average fair value per share of the options granted during 2008, 2009 and 2010 was $8.66, $5.11, and $6.16, respectively. The following assumptions were used in arriving at the fair value of options granted:

	2008	2009	2010
Expected life of options in years	5.9	5.5	6.3
Risk-free interest rate	3.2%	2.0%	2.8%
Expected volatility	39.0%	39.0%	45.5%
Dividend yield	0.0%	0.0%	0.0%

The risk free interest rate is based on the U.S. Treasury rate for the expected life of the options at the time of grant. As a newly-public entity, historic volatility is not available for our shares. As a result, we estimated volatility based on a peer group of companies, which collectively provide a reasonable basis for estimating volatility. We intend to continue to consistently use the same group of publicly traded peer companies to determine volatility in the future until sufficient information regarding volatility of our share price becomes available or the selected companies are no longer suitable for this purpose. The expected life is based on the estimated average life of the options, and forfeitures are estimated on the date of grant based on certain historical data and management estimates.

In 2008, 2009 and 2010, compensation expense related to stock options was approximately $215, $298 and $387 and is included in selling, general and administrative expenses from continuing operations, respectively, and approximately $61, $80 and $0 is included in discontinued operations, respectively. A summary of awards under the Plan at December 31, 2008, 2009 and 2010, and changes during the years then ended is presented in the table below:

	Number of Shares	Weighted Average Price per Share	Weighted Average Remaining Contractual Life (Years)	Average Intrinsic Value
Outstanding at December 31, 2007	236	$11.79
Granted	53	20.66
Exercised	(1)	13.04
Forfeited	(17)	18.05
Outstanding at December 31, 2008	271	13.15	7.5	$367
Exercisable at December 31, 2008	160	$10.85	6.7	$349
Available for grant at December 31, 2008	147
Outstanding at December 31, 2008	271	$13.15
Granted	14	13.04
Exercised	-	-
Forfeited	(5)	12.52
Outstanding at December 31, 2009	280	13.15	6.6	$331
Exercisable at December 31, 2009	211	$12.63	6.2	$329
Available for grant at December 31, 2009	138
Outstanding at December 31, 2009	280	$13.15
Granted	31	12.84
Exercised	(6)	11.51
Forfeited	(1)	17.88
Outstanding at December 31, 2010	304	13.14	6.0	$653
Exercisable at December 31, 2010	304	$13.14	6.0	$653
Available for grant at December 31, 2010	712

During 2010, a total of 31 common stock options were granted under the 2004 Plan, all in the first quarter of 2010, at an exercise price of $12.84 per share. The estimated fair value of the common stock on the issuance date was $12.84 per share. The Company obtained a valuation from an unrelated party in December 2009 that determined the fair value of the Company's common stock to be $12.84 per share.

During 2009, a total of 14 common stock options were granted, all issued on one date during the first quarter, at an exercise price of $13.04 per share. The estimated fair value of the common stock on the issuance date was $13.04 per share. The fair value determination was based in part upon the finalization of the conversion ratio of the Series C Preferred Stock on December 31, 2008. The board of directors also considered the Company's most recent independent valuation and then current expectations of the Company's future performance in determining the fair value.

The total intrinsic value of the options exercised during 2008, 2009 and 2010 was approximately $8, $0 and $8, respectively, with proceeds to the Company of $13, $2 and $65, respectively. In April 2010, the Board of Directors approved the 100% vesting of all unvested stock options awards upon the successful completion of an IPO of the Company's common stock. The IPO was completed in November 2010 and all unrecognized compensation cost related to the stock option awards that became 100% vested was expensed in the fourth quarter.

Stock options are granted with an exercise price equal to 100% of the fair market value per share of the common stock on the date of grant. The options generally vest over a period of one to four years, based on graded vesting, and expire ten years from the date of grant. The terms and conditions of the awards made under the Plans vary but, in general, are at the discretion of the board of directors or its appointed committee.

Restricted Stock Activity

In 2010, we granted restricted stock awards under the 2004 Plan, all in the first quarter of 2010, that generally cliff-vest annually over a three-year period and we recognized compensation expense of $298 related to these awards, which is included in selling, general, and administrative expenses from continuing operations. In addition, in connection with the guarantee of the $3,000 over-advance line of the Senior Loan Agreement by our CEO, the Company granted a restricted stock award under the 2010 Plan, in the fourth quarter of 2010, which vested in January 2011. The value of the restricted stock was $150 and was expensed in 2010 as part of the issuance cost of the guarantee on the Senior Loan Agreement.

A reconciliation of restricted stock activity and related information is as follows:

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested at December 31, 2009	-	$-
Granted	118	12.75
Vested	-	-
Forfeited	(2)	12.84
Unvested at December 31, 2010	116	$12.75

As of December 31, 2010, there was approximately $897 of total unrecognized compensation cost, net of estimated forfeitures, related to non-vested restricted stock awards. That cost is expected to be recognized over a weighted average period of 2.1 years.

Employee Stock Purchase Plan

In April 2010, our stockholders approved the 2010 Employee Stock Purchase Plan (the “2010 ESPP”) which was effective upon the consummation of the Company's IPO. The 2010 ESPP provides for the purchase of common stock and is generally available to all employees. The Company has reserved 24 shares of common stock for issuance under the 2010 ESPP. Effective January 1, 2011, employees were able to participate in the 2010 ESPP.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies

Operating Leases

The Company leases office space and vehicles under various lease arrangements. Total rental expense from continuing operations for 2008, 2009 and 2010 was approximately $1,496, $1,101 and $1,288, respectively. The rental expense includes $325 in 2008 paid to PWC Leasing, LLC, which is an entity with common ownership. On June 30, 2008, we purchased the leased assets of PWC Leasing, LLC at the fair value of $3,500 and terminated the related lease agreement. At December 31, 2010, future minimum rental commitments under non-cancelable operating leases are as follows:

2011	$705
2012	548
2013	405
2014	231
2015	83
2016 and thereafter	1
Total	$1,973

Sales Tax

We routinely purchase equipment for use in operations from various vendors. These purchases are subject to sales tax depending on the equipment type and local sales tax regulations, however, certain vendors have not assessed the appropriate sales tax. For purchases that are subject to sales tax in which the vendor did not assess the appropriate amount, we accrue an estimate of the sales tax liability we ultimately expect to pay.

Other Contingencies

In the normal course of business the Company may be involved in various claims and legal actions. Management believes that the outcome of such legal actions will not have a significant adverse effect on the Company's financial position, results of operations or cash flows.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
10. Income Taxes

There is no income tax provision (benefit) for federal or state income taxes as the Company has incurred operating losses since inception.

A reconciliation of the statutory U.S. federal tax rate and effective tax rates is as follows:

	2008	2009	2010
Federal statutory taxes	34.0%	34.0%	34.0%
State income taxes, net of federal tax benefit	3.9%	3.9%	4.5%
Foreign taxes less than the domestic rate	0.0%	0.0%	(0.1)%
Permanent differences	(0.2)%	(0.2)%	(0.2)%
Change in valuation allowance	(37.7)%	(37.9)%	(38.2)%
Other	0.0%	0.2%	0.0%
	0.0%	0.0%	0.0%

Deferred income taxes are recorded based upon differences between the financial reporting and income tax basis of assets and liabilities. The following deferred income taxes are recorded:

	2009	2010
Deferred tax assets:
Federal net operating loss carryforward	$18,802	$22,590
State loss carryforward	2,314	2,462
Intangible assets	1,325	1,759
Allowance for bad debts	506	662
Stock-based compensation	399	616
Accrued expenses	-	143
Inventory	3	78
Other	93	125
Total gross deferred tax assets	23,442	28,435
Deferred tax liabilities:
Fixed assets	(67)	(305)
Total gross deferred tax liabilities	(67)	(305)
Valuation allowance	(23,375)	(28,130)
Total net deferred liability	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, available taxes in the carryback periods, projected future taxable income, and tax planning strategies in making this assessment. Accordingly, the Company has provided valuation allowances to fully offset the net deferred tax assets at December 31, 2009 and 2010. The $4,476 and $4,755 net increase in the valuation allowance for 2009 and 2010, respectively, primarily reflects the net increase in the federal and state loss carryfoward deferred tax assets.

The Company has approximately $66,441 in federal net operating loss carryforwards that expire between 2025 through 2030 and approximately $54,068 in state loss carryforwards that begin to expire in 2011. Section 382 of the U.S. Internal Revenue Code imposes an annual limitation on the amount of net operating loss carryforwards that might be used to offset taxable income when a corporation has undergone significant changes in stock ownership. The Company believes that an annual limit will be imposed by Section 382, however the Company expects to fully utilize its net operating loss carryforwards during their respective carryforward periods.

There were no unrecognized tax benefits recorded from the January 1, 2007 adoption of ASC 740-10 through the year ended December 31, 2010, and there are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase within the next 12 months.

Segments	12 Months Ended
Dec. 31, 2010
Segments [Abstract]
Segments
11. Segments

At December 31, 2010, we had four operating segments and three reportable segments: Primo Bottled Water Exchange (“Exchange”), Primo Refill (“Refill”) and Primo Products (“Products”). With the acquisition of the Refill Business, we manage and view our business as Primo Water (“Water”) related and Products related.

However in 2011, we began to integrate the Exchange and Refill operations to take advantage of synergies and to eliminate duplicate operations and costs. In integrating the businesses we have changed our internal management and reporting structure such that Exchange and Refill no longer meet the requirements of operating segments on a stand-alone basis. Beginning in 2011, we have two operating segments and two reportable segments: Water and Products. All previous periods have been retrospectively revised to conform to this presentation.

Our Water segment includes our historical business of bottled water exchange services and the Refill Business acquired in November 2010 and the operations of a unit that previously was an operating segment, but did not meet quantitative threshold for reporting purposes.

Our Water segment sales consist of the sale of multi-gallon purified bottled water (exchange services) and our self-serve filtered drinking water vending service (refill services) through retailers in each of the contiguous United States and Canada. Our Water services are offered through point of purchase display racks or self-serve filtered water vending displays and recycling centers that are prominently located at major retailers in space that is often underutilized.

As of December 31, 2010, we offered our Water services at approximately 12,600 combined locations.

Our Products segment sells water dispensers that are designed to dispense Primo and other dispenser-compatible bottled water. Our Products sales are primarily generated through major U.S. retailers. Our water dispensers are sold primarily through a direct-import model, where we recognize revenues for the sale of the water dispensers when title is transferred to our retailer customers. We support retail sell-through with limited domestic inventory. We design, market and arrange for certification and inspection of our products.

We evaluate the financial results of these segments focusing primarily on segment net sales and segment income (loss) from operations before depreciation and amortization (“segment income (loss) from operations”). We utilize segment net sales and segment income (loss) from operations because we believe they provide useful information for effectively allocating our resources between business segments, evaluating the health of our business segments based on metrics that management can actively influence and gauging our investments and our ability to service, incur or pay down debt.

Cost of sales for Water consists of costs for bottling and related packaging materials and distribution costs for our bottled water for our exchange services and servicing and material costs for our refill services. Cost of sales for Products consists of contract manufacturing, freight, duties and warehousing costs of our water dispensers.

Selling, general and administrative expenses for all segments consist primarily of personnel costs for sales, marketing, operations support and customer service, as well as other supporting costs for operating each segment.

Expenses not specifically related to operating segments are shown separately as Corporate. Corporate expenses are comprised mainly of compensation and other related expenses for corporate support, information systems, and human resources and administration. Corporate expenses also include certain professional fees and expenses and compensation of our Board of Directors.

The following table presents segment information for each of the last three years:

	Years Ended December 31,
	2008	2009	2010
Segment Net Sales
Water	$21,111	$24,249	29,875
Products	13,758	22,824	14,741
Inter-company elimination	(222)	(92)	(9)
Total net revenues	$34,647	$46,981	$44,607
Segment income (loss) from operations
Water	$(1,383)	$3,340	$4,767
Products	(1,447)	(272)	(563)
Intercompany elimination	(13)	9	-
Corporate	(7,077)	(4,789)	(8,922)
Depreciation and amortization	(3,618)	(4,205)	(4,759)
Loss from operations	$(13,538)	$(5,917)	$(9,477)
Depreciation and amortization expense:
Water	$3,210	$3,615	$4,191
Products	69	133	153
Corporate	339	457	415
	$3,618	$4,205	$4,759
Capital expenditures:
Water	$8,412	$2,081	$5,382
Products	336	95	732
Corporate	672	248	304
	$9,420	$2,424	$6,418
Identifiable assets:
Water		$18,286	$131,630
Products		2,655	5,642
Corporate		1,427	2,339
		$22,368	$139,611

Refill Acquisitions	12 Months Ended
Dec. 31, 2010
Refill Acquisitions [Abstract]
Refill Acquisitions
12. Refill Acquisition

On November 10, 2010, we acquired certain assets of the Refill Business pursuant to an Asset Purchase Agreement dated June 1, 2010. The Refill Business provided us with an established platform to expand into the self-serve water refill business. The self-serve water refill business is complementary to our exchange business from both a product and operational perspective. The total purchase price for the Refill Business was approximately $109,095 (including the working capital adjustment), which was paid with $74,474 in proceeds from the IPO and $34,621 from the issuance of approximately 2,588 of our common shares valued at $13.38 per share. The Refill Acquisition has been accounted for as a business combination in accordance with the acquisition method.

Assets acquired and liabilities assumed in the business combination are recorded at fair value in accordance with ASC 805 based upon appraisals obtained from an unrelated third party valuation specialist. The purchase price exceeded the fair value of the net assets acquired resulting in goodwill of approximately $77,382. The identifiable intangible assets consist primarily of customer lists and will be amortized over 15 years. Operations of the acquired entity are included in the consolidated statement of operations from the acquisition date. Fees and expenses associated with the acquisition of the Refill Business were approximately $2,101. This amount was included in selling, general and administrative expenses for the year ended December 31, 2010.

The purchase price has been allocated to the assets and liabilities as follows:

Aggregate purchase price:
Cash consideration	$74,474
Common stock issued	34,621
Purchase price	$109,095
Purchase price allocation:
Net assets acquired
Net current assets	$3,728
Property and equipment	19,054
Identifiable intangible assets	10,300
Goodwill	77,382
Liabilities assumed	(1,369)
Aggregate purchase price	$109,095

The amounts of net sales and earnings of the Refill Business included in the Company's consolidated income statement from the acquisition date to the year ending December 31, 2010, are as follows:

Net Sales	$3,418
Net income from continuing operations	$814

The unaudited pro forma revenue and earnings for the years ended December 31, 2009 and 2010 presented below is based upon the purchase price allocation and does not reflect any anticipated operating efficiencies or cost savings from the integration of the Refill Business into our business. Pro forma adjustments have been made as if the acquisition had occurred as of January 1 of the period presented.

	Year Ended December 31,
	2009	2010
Net Sales	$72,988	$67,053
Net loss from continuing operations	$(1,417)	$(5,048)
Basic and diluted loss per common share:
Net loss attributable to common shareholders	$(0.07)	$(0.27)
Basic and diluted weighted average common shares outstanding	19,003	19,008

These amounts have been calculated after applying the Company's accounting policies and adjusting the results of the Refill Business to reflect the additional depreciation and amortization that would have been charged assuming the fair value adjustments to property and equipment and intangible assets had been as of January 1 of the period presented.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
13. Supplemental Cash Flow Information

	Year Ended December 31,
	2008	2009	2010
Cash paid for interest	$69	$1,535	$2,370
Noncash investing and financing activities:
Assets acquired under capital lease or seller notes payable	$8	$-	$46
Accrued capital expenditures	$-	$-	$104
Issuance of common stock in connection with the Refill Acquisition	$-	$-	$34,621
Beneficial Conversion of Series B preferred stock	$-	$-	$2,933
Beneficial Conversion of Series C preferred stock	$-	$-	$2,404
Warrant modification charges	$-	$-	$2,491
Preferred dividends accrued not paid	$-	$1,785	$-

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations
14. Discontinued Operations

In July, 2008, the Company and its Board of Directors made the decision to divest the operations of its subsidiary, Prima Bottled Water, Inc. (“Prima”) formerly Primo To Go, LLC. As a result, the related assets, liabilities and results of the operations of Prima are accounted for as discontinued operations. In December 2009, the Company completed the divesture by distributing the stock in Prima to existing shareholders of the Company. Each shareholder received a number of shares in Prima based upon such shareholder's proportionate ownership of our Series A, Series C and common stock on an as converted basis as of the date of distribution. This transaction is reflected as a dividend of subsidiary stock in the statement of stockholders' equity (deficit) in the amount of $2,050, the book value of the net assets of Prima as of the distribution date.

Net sales and operating results classified as discontinued operations were as follows:

	Year Ended December 31,
	2008	2009	2010
Net sales	$1,888	$561	$-
Cost of sales	4,456	428	-
Gross profit	(2,568)	133	-
Selling, general and administrative expenses	2,930	1,313	-
Impairment of assets held for sale	174	2,407	-
Operating loss	(5,672)	(3,587)	-
Interest (expense) income, net	(66)	(63)	-
Loss from discontinued operations, before income taxes	(5,738)	(3,650)	-
Provision for income taxes	-	-	-
Loss from discontinued operations	$(5,738)	$(3,650)	$-

Employee Retirement Savings Plan	12 Months Ended
Dec. 31, 2010
Employee Retirement Savings Plan [Abstract]
Employee Retirement Savings Plan
15. Employee Retirement Savings Plan

The Company has the Primo Water Corporation 401(k) Plan & Trust retirement plan covering substantially all full-time employees who are at least 21 years of age and who have completed at least two months of service. Plan participants may make before tax elective contributions up to the maximum percentage of compensation and dollar amount allowed under the Internal Revenue Code. Plan participants are 100% vested in their elective contributions at all times and are vested 25% per year of service for four years in the Company's discretionary contributions. A year of service for vesting purposes is 1,000 hours of service in a Plan year. The Company did not make any matching contributions during 2008 or 2009, as the Company's matching contributions to the plan were discretionary and determined with respect to each plan year. In 2010, our Board of Directors established a Company match of up to 50% of the employee contributions up to 6% of their salaries, with 50% of the matching amount being contingent upon our achievement of certain specified objectives to be determined by our Board of Directors. Contribution expense for the plan was approximately $31 in 2010.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events

On March 8, 2011, the Company and its wholly-owned subsidiary Primo Refill Canada Corporation (“Primo Canada”) entered into an Asset Purchase Agreement with Culligan of Canada, Ltd. (the “Seller”) and Culligan International Company (“Culligan International” and together with the Seller, the “Culligan Parties”), pursuant to which Primo Canada purchased certain of the Seller's assets related to its bulk water exchange business currently conducted in Canada (the “Canada Bulk Water Exchange Business”). The purchase price for the Canada Bulk Water Exchange Business was approximately $5,391, which consisted of a cash payment of approximately $1,575 and the issuance of 307 shares of the Company's common stock having a value of approximately $3,816 (based upon a price per share equal to the average of the closing price of the Company's common stock for the 20 most recent trading days prior to the closing date), and the assumption of certain specified liabilities (the “Canada Bulk Water Transaction”). The Canada Bulk Water Transaction was intended to be effective from an economic standpoint as of December 31, 2010 and, as a result, the cash portion of the purchase price was reduced by approximately $60, which the parties mutually agreed represented a reasonable approximation of the net earnings of the Canada Bulk Water Exchange Business between January 1, 2011 and March 8, 2011. The Canada Bulk Water Exchange Business provides refill and delivery of water in 18-liter containers to commercial retailers in Canada for resale to consumers.

On March 8, 2011, the Company and its wholly-owned subsidiary Primo Products, LLC (“Primo Products”) entered into an Asset Purchase Agreement with Omnifrio Beverage Company, LLC (“Omnifrio”). The Omnifrio Asset Purchase Agreement provides that, upon the terms and subject to the conditions therein, Primo Products will purchase certain of Omnifrio's intellectual property and other assets (the “Omnifrio Single-Serve Beverage Business”) for a purchase price of up to $13,150, which consists of:

●	a cash payment at closing of $2,000;

●
the issuance at closing of 501 shares of the Company's common stock having a value of $6,150 (based upon a price per share equal to the average of the closing price of the Company's common stock for the 20 most recent trading days prior to the date of the Omnifrio Purchase Agreement);

●	a cash payment of $2,000 on the 15-month anniversary of the closing date (subject to the Company's setoff rights in the Omnifrio Purchase Agreement);

●	up to $3,000 in cash milestone payments; and

●	the assumption of certain specified liabilities relating to the Omnifrio Single-Serve Beverage Business.

Selected Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2010
Selected Quarterly Financial Information (Unaudited) [Abstract]
Selected Quarterly Financial Information (Unaudited)
17. Selected Quarterly Financial Information (Unaudited)

The following tables set forth a summary of our quarterly financial information for each of the four quarters ended December 31, 2010 and 2009:

	Quarter Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Net sales	$8,829	$12,173	$10,899	$12,706
Operating costs and expenses:
Cost of sales	6,922	9,750	8,591	8,950
Selling, general and administrative expenses	2,733	2,802	3,263	3,823
Acquisition-related costs	-	278	29	2,184
Depreciation and amortization	995	1,015	1,103	1,646
Total operating costs and expenses	10,650	13,845	12,986	16,603
Loss from operations	(1,821)	(1,672)	(2,087)	(3,897)
Interest expense	(698)	(766)	(936)	(1,031)
Other income, net	(22)	22	33	(18)
Loss from continuing operations before income taxes	(2,541)	(2,416)	(2,990)	(4,946)
Provision for income taxes	-	-	-	-
Loss from continuing operations	(2,541)	(2,416)	(2,990)	(4,946)
Loss from discontinued operations, net of income taxes	-	-	-	-
Net loss	(2,541)	(2,416)	(2,990)	(4,946)
Preferred dividends, beneficial conversion and warrant modification charges	(582)	(582)	(2,896)	(5,771)
Net loss attributable to common shareholders	$(3,123)	$(2,998)	$(5,886)	$(10,717)
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders	$(2.15)	$(2.06)	$(4.04)	$(0.96)
Loss from discontinued operations attributable to common shareholders	-	-	-	-
Net loss attributable to common shareholders	$(2.15)	$(2.06)	$(4.04)	$(0.96)

	Quarter Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Net sales	$9,567	$14,933	$14,595	$7,886
Operating costs and expenses:
Cost of sales	7,652	12,716	12,279	6,124
Selling, general and administrative expenses	2,605	2,436	2,365	2,516
Depreciation and amortization	1,034	1,044	1,063	1,064
Total operating costs and expenses	11,291	16,196	15,707	9,704
Loss from operations	(1,724)	(1,263)	(1,112)	(1,818)
Interest expense	(477)	(560)	(571)	(650)
Other income, net	-	-	-	1
Loss from continuing operations before income taxes	(2,201)	(1,823)	(1,683)	(2,467)

	Quarter Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Provision for income taxes	-	-	-	-
Loss from continuing operations	(2,201)	(1,823)	(1,683)	(2,467)
Loss from discontinued operations, net of income taxes	(486)	129	(380)	(2,913)
Net loss	(2,687)	(1,694)	(2,063)	(5,380)
Preferred dividends, beneficial conversion and warrant modification charges	(761)	(760)	(761)	(760)
Net loss attributable to common shareholders	$(3,448)	$(2,454)	$(2,824)	$(6,140)
Basic and diluted loss per common share:
Loss from continuing operations attributable to common shareholders	$(2.04)	$(1.78)	$(1.68)	$(2.22)
Loss from discontinued operations attributable to common shareholders	(0.33)	0.09	(0.26)	(2.00)
Net loss attributable to common shareholders	$(2.37)	$(1.69)	$(1.94)	$(4.22)